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                                                                    Exhibit 99.8
                                                                  EXECUTION COPY

                       PREFERRED STOCK EXCHANGE AGREEMENT

           This Preferred Stock Exchange Agreement (this "AGREEMENT") is entered into as of the 26th day of July, 2000, by and between CRIIMI MAE Inc., a Maryland corporation (the "COMPANY") and Fortis Proprietary Capital Inc., formerly known as MeesPierson Investments Inc., and which name was effectively changed on June 23, 2000 ("FORTIS").

                                    RECITALS

           WHEREAS, Fortis owns 100,000 shares of the Company's Series D Cumulative Convertible Preferred Stock, par value $0.01 per share (the "SERIES D PREFERRED STOCK");

           WHEREAS, the Company has authorized the issuance of up to 203,000 shares of a series of preferred stock designated as "Series E Cumulative Convertible Preferred Stock," par value $0.01 per share (the "SERIES E PREFERRED STOCK"), 100,000 shares of which are available for issuance;

           WHEREAS, the terms and conditions of the Series E Preferred Stock are as set forth in the Articles Supplementary to the Articles of Incorporation of the Series E Preferred Stock, as amended on April 10, 2000 (the "SERIES E ARTICLES SUPPLEMENTARY"), a copy of which is attached hereto as EXHIBIT A, and incorporated herein by reference, which terms and conditions are (i) to be further amended consistent with the Articles of Amendment to Articles Supplementary to the Articles of Incorporation in respect of Series E Cumulative Convertible Preferred Stock, a copy of which is attached hereto as EXHIBIT B, and (ii) intended by agreement to be further amended and supplemented on the Effective Date (as defined in the Series E Articles Supplementary) substantially in accordance with (a) the term sheet attached hereto as EXHIBIT C and incorporated herein by reference (and consistent with the term sheet attached as EXHIBIT 3 to the Company's plan of reorganization which addresses all shares of Series E Preferred Stock as opposed to those issuable solely in exchange for the Series D Preferred Stock), which term sheet has been agreed to by the parties hereto, and (b) the Series E Preferred Stock Articles set forth as Exhibit B to the Articles of Amendment and Restatement to become effective on the Effective Date (which Articles of Amendment and Restatement will be attached as an exhibit to the Company's Disclosure Statement), a copy of which Series E Preferred Stock Articles is attached hereto as EXHIBIT D and incorporated herein by reference; and

           WHEREAS, principally for the purpose of effecting certain amendments to the Articles Supplementary to the Articles of Incorporation for the Series D Preferred Stock, Fortis desires to exchange each share of its Series D Preferred Stock for one share of Series E Preferred Stock and the Company desires to issue the Series E Preferred Stock in exchange for such Series D Preferred Stock.

           NOW, THEREFORE, in consideration of the mutual covenants and subject to the conditions herein set forth, the parties agree as follows:

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1.         EXCHANGE.

                      (a) EXCHANGE. On July 26, 2000 (the "EXCHANGE DATE"), a certificate representing 100,000 shares of Series E Preferred Stock shall be delivered to Fortis upon receipt of certificate(s) representing 100,000 shares of Series D Preferred Stock duly endorsed by Fortis for transfer to the Company for cancellation.

                      (b) CANCELLATION OF THE SERIES D PREFERRED STOCK. Upon issuance and delivery of 100,000 shares of Series E Preferred Stock by the Company to Fortis, the Series D Preferred Stock shall be cancelled for all purposes.

2. ACCRUED AND UNPAID DIVIDENDS. Accrued and unpaid dividends on the shares of the Series D Preferred Stock through the Exchange Date shall continue to exist as accrued and unpaid dividends under the Articles Supplementary to the Articles of Incorporation for the Series D Preferred Stock, and as such, the claim of Fortis for accrued and unpaid dividends shall continue to be of the same extent, priority and validity as before the Exchange Date.

3. TREATMENT OF SERIES E PREFERRED STOCK UNDER PLAN OF REORGANIZATION. Any and all plans of reorganization filed by the Company shall provide for treatment of the Series E Preferred Stock substantially in accordance with the term sheet attached hereto as EXHIBIT C (and consistent with the term sheet attached as EXHIBIT 3 to the Company's plan of reorganization which addresses all shares of Series E Preferred Stock as opposed to those issuable solely in exchange for the Series D Preferred Stock) and the Series E Preferred Stock Articles attached hereto as EXHIBIT D, unless the holder of the Series E Preferred Stock consents to different treatment.

4. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the internal laws of the State of Maryland, except where federal bankruptcy law applies. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the United States Bankruptcy Court for the District of Maryland, Greenbelt Division, with respect to any suit, action, proceeding or judgment relating to or arising out of this Agreement.

5. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                      [The next page is the signature page]

                                       2
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           IN WITNESS WHEREOF, the undersigned through each of their
respective duly authorized officers have executed this Preferred Stock Exchange Agreement effective as of the date first set forth above.

                                     CRIIMI MAE INC.

                                     By:            /S/
                                        ---------------------------------------
                                           Name: David Iannarone

                                           Title:  Senior Vice President/General
                                                   Counsel

                                     FORTIS PROPRIETARY CAPITAL INC.

                                     By:            /S/
                                        ---------------------------------------
                                           Name:  Bruce Bernstein
                                          Title:    President/CEO

                                     By:            /S/
                                        ---------------------------------------
                                          Name:  John T. Connors
                                          Title:    Executive Vice President


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                                                                       EXHIBIT A

           The Articles Supplementary to the Articles of Incorporation of the Series E Preferred Stock, as amended on April 10, 2000 (incorporated by reference to Exhibits 99.1 and 99.2 to a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 10, 2000).

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                                                                       EXHIBIT B

           Articles of Amendment to Articles Supplementary to Articles of Incorporation of the Series E Preferred Stock (incorporated by reference to
Exhibit 3.2 to a Current Report on Form 8-K filed with the Securities and Exchange Commission on September 14, 2000).

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                                                                       EXHIBIT C

                     CONVERTIBLE PREFERRED STOCK TERM SHEET

ISSUER:              CRIIMI MAE Inc. ("CRIIMI MAE", "CMI" or the "COMPANY")

HOLDER:              Fortis Proprietary Capital Inc. ("FORTIS")

ISSUE AMOUNT:        $10 million

LIQUIDATION VALUE:   $100 per share

SECURITIES:          100,000 shares of Series E Floating Rate Convertible
                     Preferred Shares, ("PREFERRED SHARES")

DIVIDEND:            1.   From July 26, 2000 through the Effective Date of the
                          Company's Reorganization Plan (the "EFFECTIVE DATE"),
                          cumulative, floating-rate dividends based upon 3-month
                          LIBOR plus 75 basis points, accruing quarterly, and
                          payable, on the Effective Date, in common stock, which
                          will not require registration to trade ("DIVIDEND
                          SECURITIES").

                     2. After the Effective Date, cumulative, floating rate dividends based upon 3-month LIBOR plus 250 basis points, payable quarterly in cash or Dividend
                          Securities at CMI's option.

                     3.   Unpaid dividends shall compound quarterly.

DIVIDEND SHARE       The amount of shares received as Dividend Securities will
AMOUNT:              be equal to the dividend dollar amount divided by the
                     average of the five (5) closing trade prices of the common stock for the five (5) previous trading days prior to the
                     dividend payment date.

CONVERSION           The Preferred Shares will become convertible into CRIIMI
FEATURE:             MAE common  stock at the option of Fortis beginning three
                     months after the Effective Date in accordance with the
                     following schedule:

                     1. Up to 25,000 Preferred Shares may be converted beginning at the end of 3 months, 9 months, 12 months and 15 months after the Effective Date without regard to the price of CRIIMI MAE's common stock.


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                     2.   Beginning 4 months after the Effective Date and
                          ending 8 months after the Effective Date, Fortis may
                          convert up to 7,500 additional Preferred Shares in
                          any 21 trading day period so long as the price of the
                          common stock remained above $3.00 per share for each
                          of the previous 21 trading days.

                     3. Beginning 10 months after the Effective Date, Fortis may convert up to 5,000 additional Preferred Shares in any 21 trading day period so long as the price of the common stock remained above $3.00 per share for each of the previous 21 trading days.

                     4.   In no event may Fortis convert (i) more than 25,000
                          Preferred Shares in any 21 trading day period, or
                          (ii) Preferred Shares resulting in Fortis owning 5% or more of CMI's then outstanding common stock.

                     CONVERSION PRIOR TO THE EFFECTIVE DATE. In the event that the Effective Date does not occur on or before December
                     31, 2000, then 5,000 Preferred Shares shall become convertible at the option of Fortis into fully paid and non-assessable shares of CMI common stock in January 2001 and in each month thereafter until the Effective Date. In no event may Fortis convert (i) more than 5,000 Preferred
                     Shares (or less than 1,000 Preferred Shares at any one time) during any calendar month or (ii) any Preferred
                     Shares into CMI common stock if such conversion would result in Fortis owning 5% or more of CMI's then outstanding common stock.

CONVERSION
SETTLEMENT:          Upon conversion, Fortis shall receive the common shares
                     and accrued and unpaid dividends on the Series E
                     Preferred Shares within five business days following
                     completion of the Conversion Pricing Period.

CONVERSION PRICE:    Fortis may convert its Preferred Shares into
                     common stock, which will not require registration to
                     trade, at a price per share equal to the Closing Trade
                     Price for a Valid Trading Day within the Conversion
                     Pricing Period mutually acceptable to CMI and Fortis or,
                     if no Closing Trade Price is mutually acceptable to CMI
                     and Fortis, the Average Closing Trade Price of CMI common
                     stock over the applicable Conversion Pricing Period.


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CLOSING TRADE        The last trade price for CMI common shares (a) as reported
PRICE:               on the stock exchange composite tape, or (b) if the CMI
                     common stock is traded over-the-counter, the last reported bid quotation for the common stock or the survivor common
                     stock as the case may be, for such trading day.

AVERAGE CLOSING      Calculated by dividing (i) the sum of the closing trade
TRADE PRICE:         prices as reported on the stock exchange composite tape for
                     CMI common stock on each Valid Trading Day during the
                     applicable Conversion Pricing Period, by (ii) the total
                     number of Valid Trading Days in such Conversion Pricing
                     Period.

CONVERSION           21 trading days preceding the date of delivery of the
PRICING              notice of conversion, subject to earlier termination as
PERIOD:              agreed upon by CMI and Fortis.

VALID                Any trading day during a Conversion Pricing Period in which
TRADING DAY:         either (i) the Minimum Daily Price has been exceeded, or
                     (ii) the Minimum Daily Price has not been exceeded and
                     Fortis and CMI agree to include such day as a Valid Trading
                      Day in such Conversion Pricing Period.

MINIMUM              Either (i) 75% of the Closing Trade Price for the trading
DAILY PRICE:         day immediately preceding either the date of delivery of
                     the Holder Conversion Notice to the Company or the
                     Mandatory Conversion Date, as the case may be, or (ii) an
                     amount agreed upon by Fortis and CMI at the beginning of
                     any Conversion  Pricing Period, that shall be applicable
                     for every trading day during a Conversion Pricing Period.

MANDATORY            Any outstanding Preferred Shares will be converted on the
CONVERSION:          second anniversary of the Effective Date.

OPTIONAL             Upon thirty (30) days prior written notice to Fortis, the
REDEMPTION:          convertible preferred will be redeemable, in whole or in
                     part, at anytime at CRIIMI MAE's discretion at 106% plus
                     accrued and unpaid dividends.


                                       C-3

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                                                                       EXHIBIT D

           The Series E Preferred Stock Articles set forth as EXHIBIT B to the Articles of Amendment and Restatement to become effective on the Effective Date (incorporated by reference to Exhibit B to Exhibit E to
Exhibit 99.6 filed herewith).